GPS FUNDS I
GPS FUNDS II

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2012

The date of this Supplement is December 31, 2012

The following information is added to the Prospectus.

OTHER INFORMATION

Commodity Pool Operator Exclusion and Regulation

The Advisor has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (the “CFTC”) with respect to the GuideMark and GuidePath Funds, other than the GuidePath Altegris Multi-Strategy Alternative Allocation Fund.  The Funds for which such exclusion has been claimed are referred to herein as the “Excluded Funds”.  The Advisor is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds.  The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets.  In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.  The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Funds, their investment strategies or this prospectus.

Each Excluded Fund’s investments in futures, commodity options or swaps will be limited in accordance with the terms of the exclusion upon which the Fund relies.

GuidePath Altegris Multi-Strategy Alternative Allocation Fund

The Advisor has applied for registration as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the GuidePath Altegris Multi-Strategy Alternative Allocation Fund, is subject to regulation as a commodity pool operator under the CEA as of January 1, 2013.  The CFTC has not yet adopted rules regarding certain disclosure, reporting or recordkeeping requirements that will apply to the Fund as a result of the Advisor’s registration as a commodity pool operator.  Therefore, the impact of any additional regulatory requirements on the Fund cannot currently be determined.  As the Fund operates subject to CFTC regulation, it may incur additional expenses.  The CFTC has neither reviewed nor approved the Fund, its investment strategies or this prospectus.  Altegris has registered with the CFTC as a commodity pool operator and commodity trading advisor.

Please retain this Supplement with your Prospectus for future reference.